Property and Equipment by Asset Category (Detail) In Millions, unless otherwise specified	Mar. 31, 2012 USD ($)	Mar. 31, 2012 INR	Mar. 31, 2011 INR
Property, Plant and Equipment [Line Items]
Land and premises	$ 207.9	10,581.7	10,259.7
Software and systems	164.8	8,387.6	7,087.9
Equipment and furniture	690.5	35,138.6	29,451.7
Property and equipment, at cost	1,063.2	54,107.9	46,799.3
Less: Accumulated depreciation	572.7	29,147.0	23,918.1
Property and equipment, net	$ 490.5	24,960.9	22,881.2